Exhibit 99.2

Path to Value and Profitability Elsa So Non-small cell lung cancer ARIAD clinical trial patient Harvey J. Berger M.D. Chairman and Chief Executive Officer ARIAD Pharmaceuticals, Inc.

01.14.2015 J.P. Morgan Healthcare Conference Some of the statements in this presentation constitute “forward looking statements” under the Private Securities Litigation Reform Act of 1995. Such statements are subject to factors, risks and uncertainties (such as those detailed in the Company’s periodic filings with the SEC) that may cause actual results to differ materially from those expressed or implied by such forward looking statements.

01.14.2015 J.P. Morgan Healthcare Conference ARIAD 2014: key areas of progress Re-launched Iclusig in the U.S. with ~800 patients treated Successfully completed EMA review - Iclusig indication statement unchanged Improved understanding of benefit/risk profile of ponatinib Achieved positive P&R outcomes in key European countries Concluded consultations with FDA and EMA on Iclusig dose-ranging trial Secured experienced Japanese partner for Iclusig Advanced brigatinib (AP26113) into pivotal trial and designated as Breakthrough Therapy Nominated new development candidate (AP32788)

01.14.2015 J.P. Morgan Healthcare Conference 4 ARIAD 2015: our strategic focus Expand the Iclusig global commercial opportunity Leverage existing commercial infrastructure and investment Secure a broad partnership for brigatinib Invest in randomized trials to advance Iclusig and brigatinib into earlier lines of treatment, expand addressable market Achieve sustained profitability in 2018 by reaching global product revenue of >$400M

01.14.2015 J.P. Morgan Healthcare Conference 5 Iclusig: seeking to expand the global opportunity in resistant Ph+ leukemias Early-switch 2nd line 2nd line 3rd line No other options T315I

01.14.2015 J.P. Morgan Healthcare Conference Iclusig: seeking to expand the global opportunity in resistant Ph+ leukemias Chronic Phase Accelerated Phase Blast Phase Ph+ ALL

01.14.2015 J.P. Morgan Healthcare Conference  Iclusig: leverage existing infrastructure and investment U.S. and Europe Further expand into chronic-phase disease and earlier lines of therapy Advance to market leader in 3rd line chronic-phase CML Continue launching throughout EU28 countries* Japan Otsuka partnership in Japan and select Asian countries Commercial launch expected in 2016 Rest of World Additional regional distribution agreements in 2015 *Includes Central and Eastern Europe distributorship with CSC Pharmaceuticals, a subsidiary of Angelini Pharma.

01.14.2015 J.P. Morgan Healthcare Conference ARIAD and Otsuka: a strategic Iclusig partnership in Japan and Asia Existing hematology sales force with CML TKI experience Exclusive commercialization by Otsuka in ten Asian countries Building major hematology/oncology business in Territory $77.5 million upfront, future milestones and substantial portion of  net product sales to ARIAD  Joint development in Territory with Otsuka funding additional agreed-upon clinical studies ARIAD rights to co-promotion in Japan and China beginning in third year of commercialization* Approval and launch of Iclusig in Japan expected in 2016 *ARIAD to bear its own cost for the co-promotion and receive a higher share of incremental sales above a baseline forecast

01.14.2015 J.P. Morgan Healthcare Conference  2018: product revenues reach >$400M Revenue projections do not assume an Iclusig 2nd line indication in the U.S. or an expanded 2nd line indication in Europe during this timeframe. Global product revenue – with no change to U.S./EU Iclusig label $0 $100 $200 $300 $400 $500 $600 2015E 2016E 2017E 2018E  >$400M Sales in millions Brigatinib Iclusig

01.14.2015 J.P. Morgan Healthcare Conference Iclusig: potential 2nd line indication more than doubles the Iclusig opportunity Potential annual CML patients eligible for Iclusig in 2018/2019 ~3,300 U.S. Source: Kantar Health and internal data; ROW= Rest of world Europe ~4,000 Japan ~800 ROW ~1,000

01.14.2015 J.P. Morgan Healthcare Conference Brigatinib – ALK+ NSCLC AP32788 – NSCLC Lung Cancer: two distinct opportunities - Potential best-in-class orally active TKI - Highly competitive profile expected to garner significant market share - Global market approaches $2B by 2020 - Orally active TKI - Unique profile against a validated class of mutated targets - Addresses unmet medical need

01.14.2015 J.P. Morgan Healthcare Conference Brigatinib: maximizing the full value Secure a broad partnership to co-develop and co-commercialize brigatinib in 2015 - Leverage existing infrastructure and capabilities - Accelerate randomized, 1st line trial against crizotinib - Explore new combination therapies - Mitigate risk ALTA trial forms basis for initial approval; filing expected mid-2016 Breakthrough therapy designation may accelerate approval timeline

ALK + NSCLC market: a significant opportunity

ARIAD

2015 annual incidence

U.S.	Europe	Japan	ROW
~9,000	~5,500	~3,500	~4,700

Sources: SEER Cancer Statistics Review 1975-2010; UpToDate; 2012 SEER Data (Cancer Statistics Review, 1975-2008); Cancer.gov; incidence reflects mid-point of range; ROW = Rest of world

01.14.2015 | J.P. Morgan Healthcare Conference | 13

01.14.2015 J.P. Morgan Healthcare Conference ALK+ NSCLC market: approaching $2B in 5 years Sources: * Xalkori consensus from Thomson Cortellis (7 analysts) ** Zykadia consensus from Thomson Cortellis (4 analysts) *** Alecensa consensus from Thomson Cortellis (3 analysts) Global ALK Inhibitor Consensus Revenue Forecasts $0 $400 $800 $1,200 $1,600 $2,000 2015E 2019E ~$700M ~$1.7B Product revenue in millions Alecensa Consensus*** Zykadia Consensus** Xalkori Consensus*

01.14.2015 J.P. Morgan Healthcare Conference Research & Development Key Investments J.P.

01.14.2015 Morgan Healthcare Conference Iclusig – doseranging trial in 3rd line CML Iclusig – randomized trial vs. nilotinib in 2nd line CML Iclusig – early-switch trial in 2nd line CML (SPIRIT3) Brigatinib – ALTA trial in refractory ALK+ NSCLC Brigatinib – randomized  trial vs. crizotinib  in 1st line ALK+ NSCLC AP32788 – Clinical proof-of-concept Hematology Lung Cancer Our R&D strategy: focused on six investments

01.14.2015 J.P. Morgan Healthcare Conference Iclusig: dose-ranging 3rd line CML trial Trial to open by mid-2015 Adult CP-CML patients resistant to ≥ 2 TKIs, N=450 Primary endpoint: MCyR by 12 months Minimum follow-up of 2 years 1:1:1 Randomization Dose reduction to 15 mg upon achievement of MCyR Ponatinib 15 mg Ponatinib 30 mg Ponatinib 45 mg

01.14.2015 J.P. Morgan Healthcare Conference Iclusig: randomized phase 3 trial in 2nd line CML Global trial evaluating two doses of ponatinib vs. nilotinib; N=~500 Key Features CML patients resistant to imatinib Population Primary endpoint of  MMR by 12 months Efficacy Focus on arterial thrombotic events Safety Trial to open 2H 2015

01.14.2015 J.P. Morgan Healthcare Conference  Iclusig: early-switch trial in 2nd line CML (SPIRIT3) EMR = early molecular  response (MR 10) Trial to open 1H 2015 Patients failing to reach EMR at 3 months switch to ponatinib Reduce dose in patients in MMR for ≥ 2 years; stop treatment if MMR maintained 1:1 Randomization Newly diagnosed CP-CML patients in the UK; N = 1,000 Primary endpoint: MMR at 3 years Imatinib 400 mg Nilotinib 300 mg BID Imatinib 400 mg Ponatinib 30 mg Ponatinib 30 mg  Nilotinib 300 mg BID

01.14.2015 J.P. Morgan Healthcare Conference  Brigatinib: pivotal ALTA trial in refractory LK+ NSCLC Primary endpoint = ORR Non-comparative trial Full patient enrollment expected in Q3 2015 Brigatinib 90 mg All Patients Global Trial N= 220 patients Includes patients with brain metastases Randomized 1:1 1 Week Continue on 90 mg 110 patients Increase to 180 mg 110 patients

01.14.2015 J.P. Morgan Healthcare Conference 2015 2016 2017 Iclusig • Start of 3 CML trials • Data presented from ISTs • Early data from dose-ranging trial Data presented from ISTs  Approval in Japan Full patient enrollment  in 2nd line trial Additional data from dose-ranging trial brigatinib Full patient enrollment in ALTA trial Early data from ALTA trial U.S. filing and approval in refractory ALK+ NSCLC 1st line trial enrolling U.S. launch EU filing in refractory ALK+ NSCLC AP32788 IND filing Start of Phase 1/2 trial Pre-clinical data presented Phase 1/2 Proof of Concept data Key R&D milestones: next 3 years

01.14.2015 J.P. Morgan Healthcare Conference Marcele Wilson Chronic myeloid leukemia ARIAD clinical trial patient Achieving Profitability in 2018

01.14.2015 J.P. Morgan 01.14.2015 Healthcare Conference  Revenue – product and license $100 Selling, general and administrative expenses $140 Research and development expenses $120 Cash and cash equivalents as of 12/31/14 $350 2014 Key financial results *All amounts presented are unaudited estimates; revenue includes product revenue from sales of Iclusig and license revenue including revenue related to the revised license agreement with Bellicum Estimated FY 2014 financials* (dollars in millions)

01.14.2015 J.P. Morgan Healthcare Conference  Path to sustained profitability 2015 2016 2017 2018 Revenue growth and partnerships drive increased cash flow Iclusig revenue growth in U.S. and Europe from current label Iclusig revenue from Japan and new geographies Brigatinib revenue and partnership payments Sustained profitability achieved on >$400M revenues in 2018 Strategic investment to support long-term growth Commercial presence in U.S. and Europe Iclusig development in earlier lines of therapy Brigatinib and AP32788 development No requirement for additional equity capital Broad co-development and co-commercialization partnership for brigatinib

01.14.2015 J.P. Morgan Healthcare Conference  ARIAD 2015: key catalysts Accelerate Iclusig sales in U.S. and Europe Initiate key Iclusig trials Dose-ranging trial Randomized 2nd line trial vs. nilotinib Early- switch 2nd line trial (SPIRIT3) Secure broad partnership for brigatinib Present early data from brigatinib pivotal ALTA trial File for approval of Iclusig in Japan with Otsuka File IND for new development candidate AP32788

ARIAD®